Exhibit 10.5

[SUMMIT LETTERHEAD]

[     ], 2019

Via Electronic Email

[Medalist Funds email address]

Ladies and Gentlemen:

Reference is made to (i) those certain the Warrant Amendment and Exercise Agreements, dated as of October [__], 2019 (the “Warrant Amendment Agreements”), by and between Summit Wireless Technologies, Inc., a Delaware corporation (the “Company”), and each of Medalist Partners Harvest Master Fund Ltd. and Medalist Partners Opportunity Master Fund A, L.P. (collectively, the “Holders”); (ii) pre-funded common stock purchase warrants held by each of the Holders to purchase an aggregate of 414,364 shares (the “Pre-Funded Warrants”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”); (iii) repriced Series F common stock purchase warrants held by each of the Holders to purchase an aggregate of 414,364 shares of Common Stock (the “Repriced Warrants”), as amended by Amendment No. 1 to each of the Warrants, dated October [__], 2019 (collectively, the “Warrant Amendments”), as well as the previously exercised common stock purchase warrants for [_____] shares (the “Original Warrants”); and (iv) the registered direct offering by the Company on October 16, 2019 of up to 2,5000,000 shares of Common Stock (the “Offering”).

The undersigned parties hereby agree and acknowledge, in full and complete satisfaction of all claims that the Holders made or could have made against the Company arising in connection with the Pre-Funded Warrants, the Repriced Warrants, the Original Warrants, the Warrant Amendments and the Warrant Amendment Agreements (collectively, the “Transaction Documents”), the following:

1.                  In consideration for each Holder’s release of such claims against the Company pursuant to the Transaction Documents, the Company shall deliver to the Holders an aggregate of $[ ] in cash, which amount represents the difference between the funds paid by the Holders to the Company for the Pre-Funded Warrants, which are currently exercisable for $0.79, and the price the Holders would have paid for the Pre-Funded Warrants based on an exercise price equal to $0.70, which is the price of the shares of Common Stock offered to investors in the Offering.

In addition, the undersigned parties hereby agree that Section 2.1(c) of each of the Warrant Amendment Agreements, which require the Company to file a registration statement on Form S-3 to register all shares of Common Stock received by the Holders upon exercise of any “Warrants” (as defined in the Warrant Amendment Agreements) and all shares of Common Stock issuable upon exercise of any Original Warrant (as defined in the Warrant Amendment Agreements) by November 4, 2019, is hereby amended to replace “November 4, 2019” with “November 18, 2019”. Except as otherwise expressly provided herein, the Warrant Amendment Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. To the extent there is any inconsistency between the provisions of the Warrant Amendment Agreements and this letter, the provisions of this letter shall control and be binding.

For the avoidance of doubt nothing contained in this letter constitutes an amendment, modification or waiver of any of the provisions of any of the Transaction Documents, which remain in full force and effect.

This letter shall be governed by the laws of the state of New York, without giving effect to the principles of conflicts of law thereof or of any other jurisdiction. This letter may not be amended except in a writing signed by all of the parties hereto. The undersigned parties acknowledge that this letter has been negotiated, executed, and delivered in the State of New York and is to be wholly performed within New York, and each of the undersigned party’s actions in connection with the negotiation, execution, and delivery of this letter constitutes transacting business in New York.

Kindly confirm your agreement with the above by signing in the space indicated below and by PDFing a partially executed copy of this letter to the undersigned, and which may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. In the event that any signature is delivered by electronic mail or similar transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

[Signature page follows]

Very truly yours,

SUMMIT WIRELESS TecHNOLOGIES, Inc.

By:
Name: George Oliva
Title: Chief Financial Officer

Agreed and Accepted:

Holders:

Medalist Partners Harvest Master Fund Ltd.

By:
Name:
Title:

Medalist Partners Opportunity Master Fund A, L.P.

By:
Name:
Title:

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